UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 28, 2012

MGC Diagnostics Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

651-484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 28, 2012, MGC Diagnostics Corporation (“the Company”) (formerly Angeion Corporation) entered into several agreements with Life Time Fitness, Inc. and affiliated companies (“Life Time Fitness”) under which the Company sold and licensed to Life Time Fitness, the assets of the Company’s New Leaf business, excluding contracts and other assets related to the Company’s non-Life Time customers. A copy of the press release announcing the sale of the New Leaf assets is filed as Exhibit 99.1 to this Form 8−K.

In December 2011, the Company announced that its board of directors had determined it would seek strategic alternatives, including the possibility of a sale, with respect to the New Leaf business and that it had hired an investment banker to assist in this process. At its annual meeting of shareholders held May 30, 2012, the Company announced that it had entered into a preliminary non-binding Letter of Intent to sell its New Leaf business. The Company’s Board authorized the sale of the assets of the New Leaf business as part of Company’s renewed focus on its core business and its strategy of bringing innovative cardiorespiratory technology solutions to the market and continuing its best-in-class customer support and service.

Specifically, the Company sold to Life Time Fitness New Leaf-related software and support materials, New Leaf product inventory, and New Leaf trademarks, service marks, and websites. The Company also licensed to Life Time Fitness patents and other intellectual property for use in the general wellness and health and fitness field. The Company retained all rights to this intellectual property in the medical field. Finally, the Company and Life Time Fitness entered into a Transition Services and Supply Agreement that runs through June 30, 2014 under which the parties will provide services to transition the New Leaf business to Life Time Fitness.

Under the transaction, Life Time Fitness paid the Company $1.0 million at closing, and agreed to pay the Company an additional $235,000 over the next 18 months. In connection with its sale of the New Leaf business, the Company expects to recognize a gain of approximately $850,000, net of transaction costs, in the fourth quarter of the current fiscal year ending October 31, 2012.

Life Time Fitness has been the largest New Leaf customer over the past five years, but total Company sales to Life Time Fitness never exceeded five percent of total Company revenues in any fiscal year. The Company will continue to provide its existing New Leaf customers other than Life Time Fitness with products and services under ongoing contractual obligations for a period through June 30, 2014.

The Company expects to recognize revenue and expense associated with its on-going obligations to Life Time Fitness under the Transition Services and Supply Agreement, and expects to incur revenue and expenses from the products and services sold to non-Life Time Fitness customers during the period through June 30, 2014. Amounts of the expected cashflows from these activities are not sufficient to preclude the Company from using discontinued operation treatment for the current event.

As result of its August 28, 2012 sale of the New Leaf assets, in the press release issued today announcing its results for the quarter ended July 31, 2012, the Company has reclassified its New Leaf assets as “assets of discontinued operations” as of July 31, 2012, has eliminated all revenues and expenses associated with its New Leaf business from its statements of comprehensive loss, and has reported the net income (loss) from its New Leaf activities as “discontinued operations.”

In addition, the Company has filed with this Form 8-K pro forma statements of operations showing its operations reclassified for the effects of the discontinued operations and balance sheets reflecting the segregation of the assets of the discontinued operations, as if the sale had occurred at November 1, 2009 and July 31, 2012, respectively.

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Item 2.02 Results of Operations and Financial Condition

On August 30, 2012, the Company issued a press release reporting the results of its operations for its third fiscal 2012 quarter ended July 31, 2012. A copy of the press release is furnished as Exhibit 99.2 to this Form 8−K.

The information provided pursuant to Item 2.02 of this Form 8−K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01 Financial Statements and Exhibits

(b)    Pro forma financial information

The following pro forma financial statements are filed this Form 8-K:

Pro forma condensed consolidated balance sheet as of July 31, 2012
Pro forma condensed consolidated statement of comprehensive loss for nine months ended July 31, 2012
Pro forma condensed consolidated statement of comprehensive loss for year ended October 31, 2011
Pro forma condensed consolidated statement of comprehensive loss for nine months ended July 31, 2011
Pro forma condensed consolidated statement of comprehensive loss operations for year ended October 31, 2010
Notes to pro forma statements

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(d)     The following exhibits are filed or furnished with this Form 8-K:

Exhibit No.	Item

99.1	MGC Diagnostics Corporation press release dated August 30, 2012 announcing the sale of New Leaf assets to Life Time Fitness, Inc.

99.2	MGC Diagnostics Corporation press release dated August 30, 2012 reporting financial results for the fiscal 2012 third quarter ended July 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGC Diagnostics Corporation

Dated: August 30, 2012	By	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

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MGC Diagnostics Corporation

Pro Forma Condensed Consolidated Balance Sheet

July 31, 2012

(Unaudited, in thousands except per share amounts)

	As reported July 31, 2012	Pro forma Adjustments (1)	Pro forma July 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$8,709	$1,000	$9,709
Accounts receivable, net	4,720		4,720
Inventories, net	4,057		4,057
Prepaid expenses and other current assets	550	60	610
Current assets of discontinued operations	55	(55)	—
Total Current Assets	18,091	1,005	19,096

Property and equipment, net	400		400
Intangible assets, net	1,438		1,438
Other non-current assets	—	85	85
Non-current assets of discontinued operations	25	(25)	—
Total Assets	$19,954	$1,065	$21,019

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$1,587		$1,587
Employee compensation	1,367		1,367
Deferred income	1,867		1,867
Warranty reserve	94		94
Other current liabilities and accrued expenses	456	$135	591
Total Current Liabilities	5,371	135	5,506

Long-term Liabilities:
Long-term deferred income and other	725		725
Total Liabilities	6,096	135	6,231
Commitments and Contingencies	—		—
Shareholders’ Equity:
Common Stock, $0.10 par value, authorized 25,000,000 shares, 3,993,900 and 3,905,648 shares issued and 3,884,029 and 3,778,796 shares outstanding in 2012 and 2011, respectively	388		388
Undesignated shares, authorized 5,000,000 shares, no shares issued and outstanding	—		—
Additional paid-in capital	20,944		20,944
Accumulated deficit	(7,474)	930	(6,544)
Accumulated other comprehensive income
Total Shareholders’ Equity	13,858	930	14,989
Total Liabilities and Shareholders’ Equity	$19,954	$1,065	$21,019

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MGC Diagnostics Corporation

Pro Forma Condensed Consolidated Statement of Comprehensive Loss

Nine Months ended July 31, 2012

(Unaudited, in thousands except per share amounts)

	As Reported	Pro forma Adjustments (2)	Pro forma
Revenues
Equipment, supplies and accessories revenues	$15,738	$	$15,738
Service revenues	3,188		3,188
	18,926		18,926
Cost of revenues
Cost of equipment, supplies and accessories revenues	7,564		7,564
Cost of service revenues	1,086		1,086
	8,650		8,650
Gross margin	10,276		10,276
Operating expenses:
Selling and marketing	5,558		5,558
General and administrative	2,988		2,988
Research and development	2,455		2,455
Amortization of intangibles	329		329
	11,330		11,330
Operating loss	(1,054)		(1,054)
Interest income	7		7
Loss from continuing operations before taxes	(1,047)		(1,047)
Provision for taxes	21		21
Loss from continuing operations	(1,068)		(1,068)
Discontinued operations:
Income from operations of discontinued operations	277		277
Net loss	(791)		(791)
Other comprehensive loss; net of tax
Unrealized loss on securities	(2)		(2)
Comprehensive loss	$(793)		$(793)
(Loss) income per share:
Basic
From continuing operations	$(0.28)		$(0.28)
From discontinued operations	0.07		0.07
Total	$(0.21)		$(0.21)
Diluted
From continuing operations	$(0.28)		$(0.28)
From discontinued operations	0.07		0.07
Total	$(0.21)		$(0.21)
Weighted average common shares outstanding:
Basic	3,808		3,808
Diluted	3,808		3,808
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MGC Diagnostics Corporation

Pro Forma Condensed Consolidated Statement of Comprehensive Loss

Year ended October 31, 2011

(Unaudited, in thousands except per share amounts)

	As Reported	Pro forma Adjustments (2)	Pro forma
Revenues
Equipment, supplies and accessories revenues	$24,904	$1,992	$22,912
Service revenues	4,163	73	4,090
	29,067	2,065	27,002
Cost of revenues
Cost of equipment, supplies and accessories revenues	11,020	704	10,316
Cost of service revenues	1,501	110	1,391
	12,521	814	11,707
Gross margin	16,546	1,251	15,295
Operating expenses:
Selling and marketing	8,301	1,543	6,758
General and administrative	4,299	—	4,299
Research and development	3,659	420	3,239
Amortization of intangibles	420	—	420
	16,679	1,963	14,716
Operating (loss) income	(133)	(712)	579
Interest income	21	—	21
(Loss) income from continuing operations before taxes	(112)	(712)	600
Provision for taxes	40	—	40
(Loss) income from continuing operations	(152)	(712)	560
Discontinued operations:
Loss from operations of discontinued operations	—	712	(712)
Net loss	(152)	—	(152)
Other comprehensive loss; net of tax
Unrealized loss on securities	(5)	—	(5)
Comprehensive loss	$(157)	$—	$(157)
(Loss) income per share:
Basic
From continuing operations	$(0.04)	$(0.19)	$0.15
From discontinued operations	0.00	0.19	(0.19)
Total	$(0.04)	$0.00	$(0.04)
Diluted
From continuing operations	$(0.04)	$(0.19)	$0.15
From discontinued operations	0.00	0.19	(0.19)
Total	$(0.04)	$0.00	$(0.04)
Weighted average common shares outstanding:
Basic	3,767	3,767	3,767
Diluted	3,767	3,767	3,842

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MGC Diagnostics Corporation

Pro Forma Condensed Consolidated Statement of Comprehensive Loss

Nine months ended July 31, 2011

(Unaudited, in thousands except per share amounts)

	As Reported	Pro forma Adjustments (2)	Pro forma
Revenues
Equipment, supplies and accessories revenues	$17,718	$1,542	$16,176
Service revenues	2,982	49	2,933
	20,700	1,591	19,109
Cost of revenues
Cost of equipment, supplies and accessories revenues	7,747	539	7,208
Cost of service revenues	1,132	91	1,041
	8,879	630	8,249
Gross margin	11,821	961	10,860
Operating expenses:
Selling and marketing	6,121	1,191	4,930
General and administrative	3,243	—	3,243
Research and development	2,675	288	2,387
Amortization of intangibles	315	—	315
	12,354	1,479	10,875
Operating loss	(533)	(518)	(15)
Interest income	20	—	20
(Loss) income from continuing operations before taxes	(513)	(518)	5
Provision for taxes	30	—	30
Loss from continuing operations	(543)	(518)	(25)
Discontinued operations:
Loss from operations of discontinued operations	—	518	(518)
Net loss	(543)	—	(543)
Other comprehensive loss; net of tax
Unrealized loss on securities	(3)	—	(3)
Comprehensive loss	$(546)	$—	$(546)
(Loss) income per share:
Basic
From continuing operations	$(0.14)	$(0.13)	$(0.01)
From discontinued operations	0.00	0.13	(0.13)
Total	$(0.14)	$—	$(0.14)
Diluted
From continuing operations	$(0.14)	$(0.13)	$(0.01)
From discontinued operations	0.00	0.13	(0.13)
Total	$(0.14)	$—	$(0.14)
Weighted average common shares outstanding:
Basic	3,767	3,767	3,767
Diluted	3,767	3,767	3,767

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MGC Diagnostics Corporation

Pro Forma Condensed Consolidated Statement of Comprehensive Loss

Year ended October 31, 2010

(Unaudited, in thousands except per share amounts)

	As Reported	Pro forma Adjustments (2)	Pro forma
Revenues
Equipment, supplies and accessories revenues	$25,522	$2,148	$23,374
Service revenues	3,519	53	3,466
	29,041	2,201	26,840
Cost of revenues
Cost of equipment, supplies and accessories revenues	11,647	887	10,760
Cost of service revenues	1,603	183	1,420
	13,250	1,070	12,180
Gross margin	15,791	1,131	14,660
Operating expenses:
Selling and marketing	8,067	1,676	6,391
General and administrative	4,514	—	4,514
Research and development	3,606	688	2,918
Amortization of intangibles	420	—	420
	16,607	2,364	14,243
Operating (loss) income	(816)	(1,233)	417
Interest income	8	—	8
(Loss) income from continuing operations before taxes	(808)	(1,233)	425
Provision for taxes	41	—	41
(Loss) income from continuing operations	(849)	(1,233)	384
Discontinued operations:
Loss from operations of discontinued operations	—	1,233	(1,233)
Net loss	(849)	—	(849)
Other comprehensive loss; net of tax
Unrealized gain on securities	7	—	7
Comprehensive loss	$(842)	$—	$(842)
(Loss) income per share:
Basic
From continuing operations	$(0.21)	$(0.30)	$0.09
From discontinued operations	0.00	0.30	(0.30)
Total	$(0.21)	$—	$(0.21)
Diluted
From continuing operations	$(0.21)	$(0.30)	$0.09
From discontinued operations	0.00	0.30	(0.29)
Total	$(0.21)	$—	$(0.20)
Weighted average common shares outstanding:
Basic	4,122	4,122	4,122
Diluted	4,122	4,122	4,248
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Notes to Pro Forma Financial Statements

MGC Diagnostics Corporation

Nine Months ended July 31, 2012 and 2011

Years ended October 31, 2011 and 2010

(Unaudited, in thousands)

Note 1 – Pro Forma Condensed Consolidated Balance Sheet Adjustment

The following adjustments reflect the sale of certain assets of the New Leaf business as of July 31, 2012 pursuant to the Asset Purchase Agreement and the related Patent and Technology License Agreement and Transition Services and Supply Agreement and the accrual of transaction costs. No taxes have been attributed to these adjustments given taxation at minimum state tax levels as a result of net operating loss carryforwards for federal tax reporting.

	Debit	Credit

Cash	$1,000
Inventory		$55
Other current assets (payment receivable)	150
Other current assets (deferred transaction costs)		90
Intangibles, net		25
Other non-current assets (payment receivable)		85
Accrued expenses		135
Accumulated deficit (transaction costs previously expensed)		87
Accumulated deficit (estimated gain related to sale)		843

Note 2 – Pro Forma Condensed Consolidated Statement of Comprehensive Loss Adjustments

Pro forma condensed consolidated statements of comprehensive loss for the nine months ended July 31, 2012 and 2011 and the years ended October 31, 2011 and 2010 assume that the sale of certain assets of the New Leaf Business occurred on November 1, 2009. The pro forma adjustments reflect the elimination of sales and costs associated with the New Leaf business operations, as originally reported as follows:

	Nine Months Ended July 31,		Year Ended October 31,
	2012 (a)	2011	2011	2010

Equipment, supplies and accessories revenues	$	$1,542	$1,992	$2,148
Services revenues		49	73	53
Cost of equipment, supplies and accessories revenues		539	704	887
Cost of services revenues		91	110	183
Selling and marketing expenses		1,191	1,543	1,676
Research and development expenses		288	420	688
Loss from discontinued operation, net of tax		(518)	(712)	(1,233)

(a)  Reclassification to discontinued operations is already reflected in the statement of comprehensive loss as filed.

(b) Amounts of the expected cash flows from activities that will be ongoing under the Transition Services and Supply Agreement are not sufficient to preclude the Company from the use of discontinued operations treatment for the currently reported event.

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